UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2009 (February 5, 2009)
TENNECO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 482-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
On February 5, 2009, Tenneco Inc. announced that it has initiated the process — which it first announced in December 2008 — to achieve a longer-term amendment to its senior secured credit facility in anticipation of continued difficult economic and industry conditions globally. A summary of the proposed terms for the amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference. There can be no assurance, however, that the amendment will be completed or that, if completed, it will be on the terms described in the summary.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description

99.1	Summary of Terms

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: February 5, 2009	By:	/s/ Kenneth R. Trammell
Kenneth R. Trammell
Executive Vice President and Chief Financial Officer